UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2007
ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-14323 (Commission File Number)	76-0568219 (IRS Employer Identification No.)

1100 Louisiana St, 10th Floor, Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     As previously disclosed, on August 27, 2007, Enterprise Products Partners L.P. (the “Partnership”), Enterprise Products OLPGP, Inc. (“OLPGP”) and Enterprise Products Operating LLC (the “Operating Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Banc of America Securities LLC and Greenwich Capital Markets, Inc., as representatives of the several underwriters named on Schedule I thereto, relating to the public offering of $800,000,000 principal amount of the Operating Company’s 6.300% Senior Notes due 2017 (the “Notes”). The Notes are guaranteed on an unsecured and unsubordinated basis by the Partnership.
Indenture, Supplemental Indenture and Notes
     On September 4, 2007, the Operating Company completed the underwritten public offering (the “Offering”) of the Notes. The Partnership and the Operating Company registered the sale of the Notes with the Securities and Exchange Commission (the “Commission”) pursuant to a Registration Statement on Form S-3 (Registration Nos. 333-145709 and 333-145709-01) (the “Registration Statement”) filed on August 27, 2007. The net proceeds from the Offering of approximately $793.9 million, after deducting underwriting discounts and other offering expenses, were used to temporarily reduce borrowings outstanding under the Operating Company’s multi-year revolving credit facility, which will later be used to repay all $500.0 million aggregate principal amount outstanding under the Operating Company’s Senior Notes E, 4.000% fixed-rate, due October 2007, together with accrued and unpaid interest thereon, and for general partnership purposes.
     The terms of the Notes are governed by the Indenture, dated as of October 24, 2004 (the “Indenture”), among Enterprise Products Operating L.P., as issuer, the Partnership, as parent guarantor, and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended and supplemented by the Tenth Supplemental Indenture dated as of June 30, 2007 (the “Tenth Supplemental Indenture”), providing for the Operating Company as the successor issuer, and the Eleventh Supplemental Indenture, dated as of September 4, 2007, among the Operating Company, the Partnership and the Trustee (the “Eleventh Supplemental Indenture”).
     The Indenture, the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture are filed herewith as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and are incorporated herein by reference. The form of the Notes is filed herewith as Exhibit 4.4 and is incorporated herein by reference.
     A summary of certain terms of the Notes, the Indenture and the Eleventh Supplemental Indenture is included under the headings “Description of the Notes” (pages S-21 through S-25) and “Description of Debt Securities” (pages 3 through 16) in the prospectus supplement, dated August 27, 2007 (the “Prospectus Supplement”), filed by the Partnership and the Operating Company with the Commission on August 28, 2007. The foregoing sections of the Prospectus Supplement are filed herewith as Exhibit 99.1 and are incorporated herein by reference. The description of the Notes is qualified in its entirety by the provisions of the Indenture, the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture.
Relationships
     Certain affiliates of the Underwriters are lenders under the Operating Company’s multi-year revolving credit facility, which was temporarily paid off with a portion of the net proceeds of the Offering. In addition, in the ordinary course of their business, certain of the Underwriters and their affiliates have performed investment banking, commercial banking and advisory services for the Operating Company and may in the future engage in transactions with and perform similar services for the Operating Company.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information included under “Indenture, Supplemental Indenture and Notes” in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
     (d)  Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of October 4, 2004, by and among Enterprise Products Operating L.P., as issuer, Enterprise Products Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as issuer, Enterprise Products Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed on August 8, 2007).

4.3*	Eleventh Supplemental Indenture, dated as of September 4, 2007, by and among Enterprise Products Operating LLC, as issuer, Enterprise Products Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee.

4.4*	Form of Note (included in Exhibit 4.3 hereto).

99.1*	Sections of Prospectus Supplement dated August 27, 2007 filed with the Securities and Exchange Commission by Enterprise Products Partners L.P. and Enterprise Products Operating LLC on August 28, 2007 entitled “Description of the Notes” and “Description of Debt Securities.”

*	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.
By:	Enterprise Products GP, LLC,
its general partner

Date: September 4, 2007	By:	/s/ Michael J. Knesek
Michael J. Knesek
Senior Vice President, Controller and Principal Accounting Officer of Enterprise Products GP, LLC

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of October 4, 2004, by and among Enterprise Products Operating L.P., as issuer, Enterprise Products Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as issuer, Enterprise Products Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed on August 8, 2007).

4.3*	Eleventh Supplemental Indenture, dated as of September 4, 2007, by and among Enterprise Products Operating LLC, as issuer, Enterprise Products Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee.

4.4*	Form of Note (included in Exhibit 4.3 hereto).

99.1*	Sections of Prospectus Supplement dated August 27, 2007 filed with the Securities and Exchange Commission by Enterprise Products Partners L.P. and Enterprise Products Operating LLC on August 28, 2007 entitled “Description of the Notes” and “Description of Debt Securities.”

*	Filed herewith